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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  April 17, 2001
                        (Date or earliest date reported)
                         Commission file number 0-25790



                                 IDEAMALL, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                               95-4518700
   (State or other jurisdiction                 (I.R.S. Employer
 of incorporation or organization)             Identification No.)


                             2555 West 190th Street
                           Torrance, California 90504
             (Address of principal executive offices and zip code)
                                 (310) 354-5600
              (Registrant's telephone number, including area code)

                                       1
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Item 5.  Other Events

         (i) Reference is made to the press release issued to the public by the registrant on April 17, 2001, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              99.1 Text of Press Release dated April 17, 2001 announcing unaudited consolidated financial results for the first quarter of 2001.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IDEAMALL, INC.


Date:  April 17, 2001                  /s/  Ted Sanders
                                       _________________________________________
                                       Ted Sanders
                                       Chief Financial Officer
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                               Index to Exhibits

Exhibits       Description                                 Page
--------       ------------------------------------------  ----

99.1           Text of Press Release dated April 17, 2001    5